UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
January 1, 2008

NETWORK CN INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30264	11-3177042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21/F., Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
(Address of Principal Executive Offices)	(Zip Code)

(852) 2833-2186
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

On January 7, 2008, Network CN Inc. (the "Company") filed a Current Report on Form 8-K reporting that on January 1, 2008 it, through its subsidiary CityHorizon Limited, a Hong Kong company (“CityHorizon Hong Kong”), completed the acquisition of 100% of the issued and outstanding shares of CityHorizon Limited, a British Virgin Islands company (“CityHorizon BVI”), from Liu Man Ling pursuant to an agreement dated January 1, 2008. As part of the 8-K, we indicated that the financial statements and pro forma financials required under Item 9.01 would be filed no later than 71 days following the date that the Form 8-K was required to be filed. This Current Report on Form 8-K/A contains the required financial statements and pro forma financial information.

The description of the acquisition of CityHorizon BVI contained in this Item 2.01 is qualified in its entirety by reference to the full text of the Share Purchase Agreement dated as of January 1, 2008, by and among CityHorizon BVI, Hui Zhong Lian He Media Technology Co., Ltd., a People's Republic of China (“PRC”) company and wholly-owned subsidiary of CityHorizon BVI (“Lianhe”), Beijing Hui Zhong Bo Na Media Advertising Co., Ltd., a PRC company and wholly-owned subsidiary of Lianhe, and Liu Man Ling, which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC on January 7, 2008 and which is incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of businesses acquired.

Audited financial statements of CityHorizon Limited, A British Virgin Islands company, for the year ended December 31, 2007 and for the period from March 8, 2006 (Inception) to December 31, 2006, including the notes thereto.

(b)	Pro forma financial information.

Unaudited pro forma condensed consolidated balance sheet of Network CN Inc. as of December 31, 2007.

Unaudited pro forma condensed consolidated statement of operations of Network CN Inc. for the years ended December 31, 2007 and 2006.

(c) Not applicable

( d) Exhibits
99.1	Audited consolidated financial statements of CityHorizon Limited for the year ended December 31, 2007 and for the period from March 8, 2006 (Inception) to December 31, 2006.
99.2	Unaudited pro forma condensed consolidated balance sheet of Network CN Inc. as of December 31, 2007.
Unaudited pro forma condensed consolidated statement of operations of Network CN Inc. for the years ended December 31, 2007 and 2006.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

NETWORK CN INC.

Date: March 18, 2008	By:	/s/ Daley Mok
Daley Mok
Chief Financial Officer